Exhibit 10.1

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Agreement”) is dated as of December 12, 2023, between VivoPower International PLC, a public limited company organized under the laws of England and Wales (the “Company”), and the purchaser identified on the signature page hereto (the “Purchaser”).

WHEREAS, the Purchaser desires to subscribe for and purchase from the Company, and the Company desires to issue and sell, ordinary shares, $0.12 par value per share, of the Company (the “Ordinary Shares”), to the Purchaser pursuant to the terms and conditions of this Agreement;

NOW, THEREFORE, upon the execution and delivery of this Agreement, the Company and the Purchaser agree as follows:

1.             Subscription. The Purchaser, intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase from the Company the number of Ordinary Shares (the “Shares”) at the per share purchase price, for the aggregate purchase price (the “Purchase Price”) as set forth on the signature page hereto, and the Company, intending to be legally bound, hereby agrees to issue and sell the Shares to the Purchaser, provided, however, that the Company reserves the right to accept or reject this subscription for Shares, in whole or in part. If the Company elects to accept this subscription for Shares in part, it shall promptly notify the Purchaser by delivery to the Purchaser by email of the signature page countersigned by the Company and reflecting the amount of the subscription accepted.

2.             Registration of Shares. The offering and sale of the Shares (the “Offering”) are being made pursuant to (a) an effective Registration Statement on Form F-3 (File No. 333-251304) (the “Registration Statement”) filed by the Company with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), including the prospectus contained therein (the “Base Prospectus”), which relates, among other things, to the Shares and the sale thereof from time to time in accordance with Rule 415 under the Securities Act, and (b) a prospectus supplement (the “Prospectus Supplement” and, together with the Base Prospectus, the “Prospectus”) containing certain supplemental information regarding the Shares and terms of the Offering that will be filed by the Company with the Commission and delivered to the Purchaser (or made available to the Purchaser by the filing by the Company of an electronic version thereof with the Commission) no later than the Closing Date (as defined below).

3.             Purchase and Sale of Shares. The Company agrees to issue and sell to the Purchaser and the Purchaser agrees to purchase the Shares at a closing to take place at the offices of the Company, or such other place as the Purchaser and the Company shall mutually agree, including by way of the exchange of “pdf” copies of signatures (the “Closing”), no later than the second Trading Day (as such term is defined below) following the date hereof (the “Closing Date”). At the Closing, the Company shall deliver instructions to the Company’s transfer agent to issue the Shares as of the Closing Date and deliver via the Depository Trust

Company Deposit Withdrawal Agent Commission System (“DWAC”) the Shares, registered in the name of the Purchaser, against delivery of the Purchase Price, which shall be paid by the Purchaser at the Closing by wire transfer of immediately available funds to the accounts set forth on Schedule I hereto. The term “Trading Day” means a day on which the Nasdaq Stock Market is open for trading.

Prior to Closing, the Purchaser shall direct the broker-dealer at which the account or accounts to be credited with the Shares being purchased by the Purchaser are maintained, which broker/dealer shall be a DTC participant, to set up a DWAC instructing the Company’s transfer agent, to credit such account or accounts with the Shares by means of an electronic book-entry delivery. Simultaneously with the delivery by the Purchaser of the Purchase Price at Closing, the Company shall direct its transfer agent to credit the Purchaser’s account or accounts with the Shares pursuant to the information contained in the DWAC (as specified by the Purchaser on the Investor Questionnaire annexed hereto as Exhibit A).

4.	Closing Conditions.

(a)            The obligations of the Company hereunder are subject to the following conditions being met:

(i)             the accuracy in all material respects as of the date hereof of the representations and warranties by the Purchaser contained herein; and

(ii)            the delivery by the Purchaser of (i) the Purchase Price (net of the Placement Agent Fee) to the Company for the Shares and (ii) the Placement Agent Fee to Chardan for the Shares, in each case as set forth herein, on the Closing Date.

(b)            The obligations of the Purchaser hereunder are subject to the following conditions being met:

(i)             the accuracy in all material respects as of the date hereof of the representations and warranties by the Company contained herein; and

(ii)            the delivery by the Company to the Purchaser of the Prospectus, including the Prospectus Supplement (which may be delivered in accordance with Rule 172 under the Securities Act).

5.             Representations and Warranties of the Company. As of the date hereof, the Company hereby represents and warrants to the Purchaser that:

(a)            The Company is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (to the extent the concept of good standing or any functional equivalent is applicable in such jurisdiction) and has the requisite corporate power to own its properties and to carry on its business as presently conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted, or property owned by it, makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a Material Adverse Effect. For purposes of this Agreement, a “Material Adverse Effect” shall mean a material adverse effect on the financial condition, results of operations, prospects, properties or business of the Company.

(b)            All issued and outstanding Ordinary Shares of the Company have been duly authorized and validly issued and are fully paid and non-assessable.

(c)            This Agreement has been duly authorized, executed and delivered by the Company. The Company has full corporate power and authority necessary to deliver this Agreement and to perform the obligations set forth in this Agreement.

(d)            The capitalization of the Company as of the date set forth therein is as set forth in the reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Securities Exchange Act of 1934, as amended, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, together with the Prospectus and the Prospectus Supplement, being collectively referred to herein as the “SEC Reports”) the SEC Reports. Except as set forth in the SEC Reports, there are no outstanding agreements or preemptive or similar rights affecting the Ordinary Shares of the Company and no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of any Ordinary Shares of the Company or other equity interests in the Company except as described on Schedule 5(d) to this Agreement.

(e)            No consent, approval, authorization or order of any court, governmental agency, or body or arbitrator having jurisdiction over the Company or the Company's shareholders is required for the sale of the Shares in accordance with this Agreement.

(f)             There are no stop orders in effect from the Commission or any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of the Ordinary Shares of the Company, or of the suspension of the qualification of the Ordinary Shares of the Company for offering or sale in any jurisdiction or the initiation of any proceeding for any such purpose. If any such stop order is issued, the Company will promptly notify the Purchaser.

6.             Representations, Warranties and Covenants of the Purchaser. As of the date hereof, the Purchaser hereby represents and warrants to the Company that:

(a)            The Purchaser is an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement and performance by the Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of the Purchaser. This Agreement has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms.

(b)            The Purchaser has received (or otherwise had made available to it by the filing by the Company of an electronic version thereof with the Commission) the Base Prospectus which is a part of the Registration Statement, and the documents incorporated by reference therein (collectively, the “Disclosure Package”), prior to or in connection with the execution of this Agreement. The Purchaser acknowledges that, prior to the delivery of this Agreement to the Company, the Purchaser will receive certain additional information regarding the Offering, including pricing information (the “Offering Information”). Such information may be provided to the Purchaser by any means permitted under the Securities Act, including the Prospectus Supplement, a free writing prospectus and oral communications.

(c)            The Purchaser (a) is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in shares presenting an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company and investments in comparable companies and has reviewed such information and made such inquiries regarding the Company and the purchase of the Shares as the Purchaser has deemed appropriate and (b) in connection with its decision to purchase the Shares, has received (or had full access to) and is relying only upon the Disclosure Package and the documents incorporated by reference therein. The Purchaser is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

(d)            The Purchaser understands that nothing in this Agreement, the Disclosure Package or any other materials presented to the Purchaser in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Purchaser has consulted such legal, tax and investment advisors and made such investigations as the Purchaser, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

(e)            Except for a placement agent fee of 7% per share (the “Placement Agent Fee”) to be paid to Chardan Capital Markets LLC (“Chardan”), no person or entity acting on behalf of, or under the authority of, the Purchaser is or will be entitled to any broker’s, finder’s, or similar fees or commission payable by the Company. The Company requests, and Purchaser agrees, to pay the Placement Agent Fee directly to Chardan, at the account set forth on Schedule I hereto, which Placement Agent Fee will be deducted from the total Purchase Price to be paid to the Company at the Closing.

(f)            The Purchaser has not disclosed any information regarding the Offering to any third parties (other than its legal, accounting and other advisors) and has not engaged in any purchases or sales of the securities of the Company (including, without limitation, any Short Sales (as defined herein) involving the Company’s securities). The Purchaser agrees that it will not use any of the Shares acquired pursuant to this Agreement to cover any short position in the Ordinary Shares. For purposes hereof, “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sales contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

(g)            No offer by the Purchaser to buy the Shares will be accepted and no part of the Purchase Price will be delivered to the Company until the Purchaser has received the Offering Information and the Company has accepted such offer by countersigning a copy of this Agreement, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to the Company sending (orally, in writing or by electronic mail) notice of its acceptance of such offer. An indication of interest will involve no obligation or commitment of any kind until the Purchaser has been delivered the Offering Information and this Agreement is accepted and countersigned by or on behalf of the Company. The Purchaser understands and agrees that the Company, in its sole discretion, reserves the right to accept or reject this subscription for Shares, in whole or in part.

(h)            The Purchaser is acquiring the Shares as principal for its own account and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Shares (this representation and warranty not limiting the Purchaser’s right to sell the Shares in compliance with applicable federal and state securities laws). The Purchaser is acquiring the Shares hereunder in the ordinary course of its business. The Purchaser understands that it is acquiring such Shares as principal for its own account and not with a view to or for distributing or reselling such Shares or any part thereof in violation of the Securities Act or any applicable securities law, has no present intention of distributing any of such Shares in violation of the Securities Act or any applicable securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Shares in violation of the Securities Act or any applicable securities law (this representation and warranty not limiting the Purchaser’s right to sell such Shares in compliance with applicable federal and state securities laws).

(i)             At the time the Purchaser was offered the Shares, it was, and as of the date hereof it is, either (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), (a)(8), (a)(9), (a)(12), or (a)(13) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.

(j)             The Purchaser acknowledges that it has had the opportunity to review the SEC Reports and has been afforded, (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

(k)            The Purchaser is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or, to the knowledge of the Purchaser, any other general solicitation or general advertisement.

7.              Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party shall commence an action or proceeding to enforce any provisions of this Agreement, the prevailing party in such action or proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

8.             Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Purchaser with respect to the matters covered hereby and supersedes all prior agreements and understanding with respect to such matters between the Company and the Purchaser.

9.             Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

10.           Counterparts; Facsimile or “pdf” Copies. This Agreement may be executed in counterparts, each of which, when executed, shall be deemed an original but all of which, taken together, shall constitute one and the same Agreement. Delivery of an executed copy of a signature page to this Agreement by facsimile or “pdf” transmission shall be as effective as delivery of a manually executed copy of this Agreement and shall be as effective and enforceable as the original.

11.            Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (a) personally served, (b) delivered by reputable air courier service with charges prepaid next business day delivery, or (c) transmitted by hand delivery, or email as a PDF, addressed as set forth below or to such other address as such party shall have specified most recently by written notice given in accordance herewith. Any notice or other communication required or permitted to be given hereunder shall be deemed effective upon hand delivery or delivery by email at the address designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received). The address for notice to a party is as shown on the signature page of this Agreement, or such other address as any party shall have given by written notice to the other party as provided above.

[SIGNATURES FOLLOW ON NEXT PAGE]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by its authorized signatory as of the date first indicated above.

PURCHASER:
By: Name:	/s/Jeffrey Tirman Jeffrey Tirman

Title: President, Abri Advisors, Ltd Address for Notice:

Telephone:
E-mail:
Attention:

Subscription Amount: $253,000

Purchase Price per Share: $1.15

No. of Shares: 220,000

Agreed and Accepted this:
COMPANY: By: /s/Kevin Chin Name: Kevin Chin Title: Chief Executive Officer, VivoPower International PLC

Subscription Amount Accepted: $253,000 No. of Shares Accepted: 220,000	Address for Notice: Telephone: E-mail: Attention: VivoPower International PLC